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                  SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549
                          _______________________

                                 FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

    Date of report (Date of earliest event reported):  April 29, 2003

                                ELDERTRUST
           (Exact Name of Registrant as Specified in Charter)

         Maryland                  001-13807               23-2932973
(State or Other Jurisdiction    (Commission File       (IRS Employer
 of Incorporation)                  Number)          Identification No.)

       2711 Centerville Road, Suite 108
            Wilmington, DE                             19808
   (Address of Principal Executive Offices)         (Zip Code)


   Registrants telephone number, including area code:  (302) 993-1022

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Item 7.  Financial Statements, Pro Forma Financial Information
          and Exhibits.

     (a)  Financial statements of business acquired.

          Not applicable.

     (b)  Pro forma financial information.

          Not applicable.

     (c)  Exhibits.


Exhibit No.    Description
-----------    -----------
99.1           ElderTrust Earnings Press Release dated April 29, 2003



Item 9.  Regulation FD Disclosure

          On April 29, 2003, ElderTrust announced its consolidated financial results for the quarter ended March 31, 2003. A copy of ElderTrusts earnings press release is furnished as Exhibit 99.1 to this report on Form 8-K. The information contained in this report on Form 8-K, including Exhibit 99.1, is being furnished pursuant to Item 12 of Form 8-K under Item 9 of Form 8-K as directed by the Securities and Exchange Commission in Release No. 34-47583. The information contained in this report on Form 8-K, including Exhibit 99.1, shall not be deemed filed with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by ElderTrust under the Securities Act of 1933, as amended.

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                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ELDERTRUST


Date:  April 29, 2003                 By:  /s/ D. LEE MCCREARY, JR.
                                           ------------------------
                                      Name:  D. Lee McCreary, Jr.
                                      Title: President, Chief Executive
                                             Officer and Chief Financial
                                             Officer

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                              EXHIBIT INDEX


Exhibit No.   Description
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99.1          ElderTrust Earnings Press Release dated April 29, 2003



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